Exhibit 99.1

1 Investor Day May 9, 2018

©2018 Adtalem Global Education Inc. All rights reserved. 2 \ Safe Harbor & Non - GAAP Financial Measures Certain statements contained in this presentation concerning Adtalem Global Education’s future performance, including those statements concerning expectations or plans, may constitute forward - looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward - looking statements generally can be identified by phrases such as Adtalem Global Education or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward - looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in the most recent Annual Report on Form 10 - K for the year ending June 30, 2017 and filed with the Securities and Exchange Commission (SEC) on August 24, 2017 and its most recent Quarterly Report on Form 10 - Q for the quarter ending March 31, 2018 and filed with the SEC on May 3, 2018. Non - GAAP Financial Measures This presentation includes references to certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Management believes that the non - GAAP disclosures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and are useful for period - over - period comparisons of such operations. Adtalem uses these supplemental financial measures internally in its assessment of the performance of its portfolio of investments. These non - GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Adtalem’s ﬁnancial performance prepared in accordance with GAAP. For how we deﬁne the non - GAAP ﬁnancial measures, including EBITDA, and a reconciliation of each non - GAAP ﬁnancial measure to the most directly comparable GAAP measure, please refer to the reconciliation at the end of this presentation.

3 Lisa Wardell President and Chief Executive Officer ©2018 Adtalem Global Education Inc. All rights reserved .

We have made significant progress on our priorities to transform Adtalem since our 2017 Investor Day

Investor Day 2017

- Successful recovery/ business continuity from damaging hurricanes in the Caribbean
- Focused ATGE around 3 verticals: Medical & Healthcare, Professional Education, and Technology & Business
- New members of the Board of Directors to provide additional diversity, global perspective and technology expertise
- Increased return of capital to shareholders reflecting confidence in outlook ($112M YTD[1] vs. $30M last year)
- Increased product development in ACAMS, Becker, and Chamberlain University

- Enhanced processes for student success
- Leveraged portfolio management framework to increase management accountability
- DVU transaction announced in Q2 FY18
- Launched Centers of Excellence in Marketing, Innovation and Finance Operations to drive strategic capability
- Augmented leadership team with additional diverse, strategic and operational talent
- Introduction of process changes to drive enrollment and efficiency

Investor Day 2018

[1] Fiscal Year-To-Date as of March 31, 2018, excluding special items.

©2018 Adtalem Global Education Inc. All rights reserved.

4

ADTALEM GLOBAL EDUCATION

©2018 Adtalem Global Education Inc. All rights reserved. 5 \ Our operational initiatives support our strategic priorities for Fiscal 2018 1 Heighten the culture of student - centric focus and academic excellence as positioning for all Adtalem institutions 2 Return to organic growth while continuing to grow operating income and EPS 3 Optimize our portfolio to increase or enhance returns on invested capital 4 Implement our updated Operating Model, which further leverages company - wide synergies • Delivering organic growth in all three verticals • Retaining focus on cost efficiency • Managing DeVry University transaction process to a successful close • Applying disciplined approach to identify and pursue accretive acquisition opportunities • Developing the innovation process to serve Adtalem • Supporting marketing efforts across all institutions through the Digital Center of Excellence Strategic Priorities Operational Initiatives • Providing informed Student Choice • Ensuring recruitment and enrollment transparency • Consistently improving our student outcomes

We are pursuing initiatives in the verticals where we have the right to win

Medical & Healthcare

- Expand American University of the Caribbean through international branch campus with non-U.S. citizen recruitment
- Expand Medical Education Readiness Program (MERP) to provide increased access to medical schools for under-served candidates and assess ability for MERP to expand beyond ATGE institutions
- Significantly increase Canadian recruitment for the medical and veterinary schools
- Establish key research partnerships for Ross University School of Veterinary Medicine utilizing new research building
- Increase domestic B2B relationships for Chamberlain University
- Grow masters and doctoral programs in Chamberlain University College of Health Professions
- Expand Chamberlain internationally through key partnerships
- Develop interdisciplinary program offerings amongst the institutions

Professional Education

- Continued expansion in Europe, Asia Pacific and Latin America for ACAMS
- Expand Governance, Risk and Compliance (GRC) offerings to better serve multinationals
- Expand Becker Continuing Professional Education offerings
- Enhance Becker value proposition for CPA offering
- Grow EduPristine, enhance operations and drive cost efficiencies
- Grow professional education vertical through accretive acquisitions

Technology & Business

- Stabilize Brazil business by improving value proposition; enhancing marketing and recruiting functions
- Grow the Brazil distance learning capabilities
- Expand outside of Brazil in Latin America to markets with attractive macroeconomics
- Partner with professional education vertical to provide joint offerings through Damásio
- Stabilize and grow Damásio core law review test preparation offerings

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

We will achieve our strategic goals through focused differentiation and efficiency

We have made progress in the last year focusing our attention on specific, growth-oriented verticals, pushing for further differentiation (e.g., payer sourcing, program offerings) and organizing for operational efficiency. Looking ahead, we believe a continued drive in these areas, along with increased global expansion, will lead to continued value creation.



Focused
Creating Stakeholder Value
Differentiated
Effective & Efficient

Focused

- Drive growth within three primary verticals – Medical & Healthcare, Professional Education and Technology & Business
- Place clear emphasis on student outcomes and academics
- Develop and maintain strong employer relationships
- Ensure a strong balance sheet and access to capital markets

Differentiated

- Diversify payer sources (e.g., government, corporate, self-pay, etc.)
- Offer a unique, differentiated product
- Support multiple modalities (e.g., online, on-site, mobile, etc.)
- Expand affiliations/partnerships
- Leverage portfolio management framework to increase accountability

Effective & Efficient

- Transition to an operating model designed to drive consistency and leverage synergies across the organization
- Optimize Centers of Excellence in Marketing, Innovation and Finance Operations; rollout of additional COEs in product management and B2B
- Ensure consistent operating performance
- Continue to optimize our cost structure
- Transform IT into a nimble team able to support a global organization

©2018 Adtalem Global Education Inc. All rights reserved.

7

ADTALEM GLOBAL EDUCATION

8 ©2018 Adtalem Global Education Inc. All rights reserved.

9 Serving Our Students Panel ©2018 Adtalem Global Education Inc. All rights reserved . Lisa Sodeika Senior Vice President Corporate Relations James White Chair Adtalem Board of Directors Donna Jennings Senior Vice President Human Resources Catherine Anderson Vice President Strategy & Innovation MODERATOR

10 ©2018 Adtalem Global Education Inc. All rights reserved.

11 ©2018 Adtalem Global Education Inc. All rights reserved . Financial Overview Patrick Unzicker Chief Financial Officer

©2018 Adtalem Global Education Inc. All rights reserved. 12 \ Investment Thesis • Mission - based organization focused on changing students’ lives through education • Large addressable markets with attractive supply/demand imbalances • Most diversified programmatic offerings in the sector offered through institutions with strong brand awareness and robust accreditations • Strong cash flow generation and solid financial position provides support of future growth initiatives and shareholder return • Experienced management team • Cost structure optimized for increased operating leverage • Medical & Healthcare, Professional Education and Technology & Business verticals all contribute significant earnings and cash flow generation Financial Overview

Financial Overview

Adtalem Global Education empowers generations with the knowledge and skills to meet the needs of diverse and global communities

- Operates eight educational institutions and companies across three verticals: Medical & Healthcare, Professional Education and Technology & Business
- Provides educational services primarily across the U.S., Brazil and Caribbean to ~120,000 students (excludes test preparation students and members)
  - Offers certification/degree programs globally across seven licensed and accredited institutions
  - Offers test prep and membership/conferences globally
- Announced sale of DeVry University (including Keller Graduate School of Management) in December 2017
- Headquartered in Chicago, Illinois with ~9,000 global full- and part-time faculty and staff

Financial Overview (FY)[1]

$ in millions


13.6%
12.8%
12.6%
14.9%
$994M
$127M
$1,117M
$144M
$1,233M
$155M
$1,343M
$200M
FY14
FY15
FY16
FY17
Revenue
Op Income
% Margin

Title IV Funding


58%
42%
Non-Federal Funding
Federal Funding

*Institutions committed to 85/15 goal, including VA and military benefits – **all are below the threshold***

% by Award Level[2]


4%
4%
6%
26%
59%
Diploma/Certificate
Associate
Bachelor's
Master's
Doctorate

NOTE: Fiscal Year ends June 30.
[1] From Continuing Operations Excluding Special Items
[2] Figures as of FY2017 year-end data. Includes DeVry University. Excludes professional education and test prep.

Pro Forma FY17 Revenue Mix


By Operating Segment
10%
10%
21%
59%
Medical & Healthcare
Technology & Business
Professional Education
U.S. Post-Secondary


By Institution
10%
10%
25%
34%
21%
Chamberlain
Adtalem Brasil
Medical & Veterinary
ACAMS & Becker
Carrington

ADTALEM GLOBAL EDUCATION

©2018 Adtalem Global Education Inc. All rights reserved.
13

©2018 Adtalem Global Education Inc. All rights reserved. 14 \ DeVry University Transition • On December 4, 2017, Adtalem announced its sale of DeVry University and its Keller Graduate School of Management • Stock purchase agreement to transfer ownership to Cogswell Education LLC, a California - based higher education company for de minimis consideration • Sale includes an earn - out for Adtalem – Adtalem may receive payments of up to $20 million over a 10 - year period based on DeVry University’s future performance • Adtalem has also agreed to provide DeVry University with a minimum working capital balance of $7.5 million, subject to increase up to $20.1 million, based on student census reductions • Anticipate closing in early fiscal year 2019 Financial Overview

Financial Overview

Improving the financial performance of the organization

Highlights	Net Results[1]
• **Restarting organic revenue growth** – Continued supply/demand imbalances expected to drive ongoing segment revenue growth within Medical & Healthcare – New market/vertical opportunities and geographic expansion to fuel Professional Education growth – New locations identified; new program launches in process across all verticals • **Cost structure optimization** – Home office expenses reduced -3.8% since this time last year, which follows a decrease of ~7% in FY17 – Cost reductions and efficiency improvements across the portfolio • **Portfolio Management Framework driving efficiencies** – Ongoing measurement against institution peers – Increased accountability; heightened focus on Operating Margin and Return on Invested Capital (ROIC)	• Revenue from continuing operations up 1% YTD • Operating Margins improving slightly YTD[1] from 13.9% to 14.0% • EPS up 10.7% YTD • Strong operating cash flow; YTD operating cash flow up +8% at $183.3 million • Increased return of capital to shareholders reflecting confidence in outlook – $112M YTD vs. $30M last year

[1] Fiscal Year-To-Date as of March 31, 2018, excluding special items.

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

©2018 Adtalem Global Education Inc. All rights reserved. 16 \ 54% 46% 73% 27% Financial Diversification Operating Income Mix by Vertical Estimated Change in Government Funding Continued diversification of operating income due to expected growth in our Professional Education and Technology & Business verticals In 2017, Adtalem committed to 85/15 goal, including VA and military benefits; we’ve made progress in diversifying away from governmental funding FY13 FY22 Government Funding Non - Government Funding 88% 79% 59% 20% 8% 20% 8% 15% 20% - 16% - 3% -25% 0% 25% 50% 75% 100% 125% FY13 FY17 FY22E Medical & Healthcare Professional Education Technology & Business US Post-Secondary Financial Overview

Financial Overview

Segment Analysis: Medical & Healthcare

Financial Summary

	FY13	FY17	'13-'17 CAGR	'18-'22E CAGR
Revenue	$521M	$802M	11.4%	4-6%
Operating Margin	28.4%	23.6%	–	*Increasing*
EBITDA	$170M	$216M	6.2%	6-8%
CapEx	$45M	$16M	–	*Stable*

Highlights

- Continued supply/demand imbalances expected to drive ongoing segment revenue growth, with lower capital requirements
- Potential upside revenue growth from partnerships with traditional education providers and international expansion
- Opportunity to leverage our portfolio's breadth of medical education to develop interdisciplinary training programs
- Robust B2B relationships within Chamberlain; we believe we can leverage strategic partnerships across the vertical
- Over the strategic planning horizon, segment operating margins expected to increase driven by the expansion of online programs at Chamberlain and a return to enrollment growth in the medical schools
- Majority of FY18 hurricane-related expenses covered by insurance payments

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

Financial Overview

Segment Analysis: Professional Education

Financial Summary

	FY13	FY17	'13-'17 CAGR	'18-'22E CAGR
Revenue	$98M	$132M	7.7%	12-14%
Operating Margin	32.0%	15.1%	–	*Increasing*
EBITDA	$34M	$28M	-4.7%	21-26%
CapEx	$0.1M	$0.6M	–	*Stable*

Highlights

- ACAMS growth will be driven by international expansion and new product launches
- ACAMS continues to experience healthy membership growth with new opportunities in custom programs for large global banks
- Becker CPA remains the market leader; Becker to address its product offering, value proposition and pricing in FY19 to regain market share
- Continued growth expected in CPE with an expanded course catalog and an improved delivery platform
- Healthcare unit focusing on the B2C healthcare product offerings going forward
- Segment operating margins are expected to expand over the planning horizon; continued mix shift toward online delivery will also drive operating leverage
- Focused on identifying new market opportunities across the Professional Education vertical

©2018 Adtalem Global Education Inc. All rights reserved.

18

ADTALEM
GLOBAL EDUCATION

Financial Overview

Segment Analysis: Technology & Business

Financial Summary

	FY13	FY17	'13-'17 CAGR	'18-'22E CAGR
Revenue	$99M	$276M	29.4%	7-9%
Operating Margin	11.9%	13.1%	–	*Increasing*
EBITDA	$18M	$49M	28.4%	12-15%
CapEx	$9M	$20M	–	*Stable*

Highlights

- New student growth is expected across the ATB institutions
- Segment cash flow generation continues to increase as ATB operations achieve scale
- Executed name change for DeVry Brasil institutions to Wyden
- New product offering in Damásio|Unifavip which offers low-cost online undergraduate degrees
- ATB's new Ibmec Sao Paulo campus off to a solid start; tuition is premium priced relative to legacy campuses
- ATB now has four schools that have achieved University status, which will drive enrollment growth
- Continue to differentiate ATB products; roll out more advanced approach to teaching and learning, transforming the classroom experience

©2018 Adtalem Global Education Inc. All rights reserved.

19

ADTALEM GLOBAL EDUCATION

©2018 Adtalem Global Education Inc. All rights reserved. 20 \ • Segment is currently comprised of Carrington College • Near - term focus remains offsetting revenue declines with cost - cutting measures, while redesigning program and service offerings (e.g., nursing expansion in certain existing markets) • Launching new online programs in FY18 and beyond (e.g., medical billing and coding) Segment Analysis: U.S. Traditional Postsecondary Financial Summary Highlights FY13 FY17 ‘13 - ’17 CAGR ’18 - ’22E CAGR Revenue $151M $135M - 2.7% 3 - 5% Operating Margin - 20.5% - 5.2% – Increasing EBITDA - $22M - $2M – – CapEx $2M $2M Flat Stable Financial Overview

©2018 Adtalem Global Education Inc. All rights reserved. 21 \ FY22E Financial Targets Key Metrics FY18 - 22E Strategic Plan Revenue 5% - 7% CAGR EBITDA 10% - 13% CAGR Tax Rates 18% - 22% CapEx/Revenue 3% - 4% ROIC 12% - 14% Financial Overview

©2018 Adtalem Global Education Inc. All rights reserved. 22 \ Revenue and EBITDA Bridge Adtalem Revenue Bridge 1 Adtalem EBITDA Bridge 1 $0 $500 $1,000 $1,500 $2,000 $1,343 M $140 - 180M $85 - 100M $90 - 120M $15 - 30M $1,650 - 1,750M $0 $100 $200 $300 $400 $500 $291M ($ in Millions) $60 - 70M $45 - 55M $30 - 40M $5 - 15M $430 - 480M Financial Overview 1 Excludes special charges and DeVry University

©2018 Adtalem Global Education Inc. All rights reserved. 23 \  Enhance academic quality and differentiate through innovation  Programmatic expansion and new product development across the portfolio  Chamberlain new program and campus growth  Expansion of Ibmec and Damásio|Unifavip within Adtalem Educacional do Brasil Capital Allocation Invest in Our Institutions Make Strategic Acquisitions Return Capital to Shareholders Maintain Financial Strength & Flexibility  Pursue opportunities across vertical to address supply/demand imbalances  Leverage platform  Disciplined approach with focus on earnings accretion and ROIC  Regularly assess share repurchase activity relative to Adtalem’s projected intrinsic value  Evaluate share repurchases correlated to highest return on investment  Communicate confidence to execute our plan  Strong balance sheet, providing flexibility to support growth initiatives to maximize shareholder returns  Significant discretionary free cash flow * Free cash flow defined as total cash generated, less strategic plan CapEx, and share repurchases. Financial Overview

24 ©2018 Adtalem Global Education Inc. All rights reserved . Portfolio Review

25 ©2018 Adtalem Global Education Inc. All rights reserved. Technology & Business Carlos “Degas” Filgueiras Group President, Technology & Business

©2018 Adtalem Global Education Inc. All rights reserved. 26 \ Vision: to become a leading global provider of world - class quality technology and business education, leveraging the strength of an integrated network of faculty and students • American universities are recognized globally for academic quality and excellence • From the top 20 universities worldwide,15 are in the U.S. U.S. Higher Education: a product to export Vertical Strategy: distributing high quality education to those markets 0 2 4 6 8 10 12 14 16 18 A number of emerging countries have the biggest private higher education markets… …and there is still a significant higher education gap to close % of Population with Higher Education by Age (25 - 34) in OECD Emerging Countries 0 10 20 30 40 50 60 70 80 Millions of Private Higher Education Enrollments Globally Source: UNESCO and J.P Morgan estimates Source: Organisation for Economic Co - operation and Development (OECD) 2016 • Grow in selected markets with attractive demographics and acceptance of U.S./international operators • Deliver high quality education on a global scale, through collaboration and a centralized “U.S. designed” education platform • Develop distribution hubs around the world to support growth Technology & Business

Technology & Business

Brazilian private sector is well positioned to address STEM and business program needs for improvement of country's productivity

Population Age

Positive age demographics favor emerging countries and create larger markets for higher education operators

% of Elderly (65+ Years Old) Citizens by Country

Location	% Share 65+ 2010	% Share 65+ 2050E
World	7.7	15.6
Europe	16.3	26.9
Northern America	13.2	21.8
Oceania	10.7	19.3
Asia	6.8	17.9
Latin America and the Caribbean	6.8	17.4
Africa	3.4	5.9
Developed Countries	16.1	25.8
Other developing countries	6.2	16
Least developing countries	3.5	6.9

Source: UN, World Population Prospects 2012

Millions of People in 20-24 Age Group, July-15, Top 10 Countries


30
25
20
15
10
5
0
106
118
Ethiopia
Mexico
Bangl
Nigeria
Brazil
Pakistan
Indon.
USA
China
India

Source: UNESCO and J.P Morgan estimates

Quality of Infrastructure

- GDP per capita is highly correlated to infrastructure quality
- Growth in emerging countries depends on a significant investment in infrastructure and, therefore, in the development of the STEM and business workforce. That represents a strong opportunity in Brazil to expand through programs in these areas

GDP and Infrastructure Level Correlation


Quality of overall infrastructure score
Level of GDP (US$ per capita)
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
Malaysia
Portugal
UAE
Netherlands
Switzerland
Iceland
Luxembourg
Qatar
Norway
Australia
Ireland
Slovakia
Libya
Brunei

Source: World Bank world development indicators 2016; World Economic Forum – Global Competitiveness Index 2016-2017

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

Technology & Business

National Education Plan (PNE) signals relevant future growth in Brazilian enrollments. ATB is well positioned to that movement

Enrollment Gap

- Public higher education in Brazil is **free** and mostly funded by the State, creating an obstacle for local governments to cover the entire enrollment gap
- To achieve PNE, Brazil must reach 50% gross enrollments participation rate from current 33%

% Gross Enrollments Participation Rate Brazil (Total Enrollments/Pop 18-24y)


60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

PNE Implies 3.8% CAGR in Private Market

Source: UNESCO, IBGE and J.P Morgan estimates

Current Market and Segmentation

- There are 6M students in private institutions, corresponding to 75% of total enrollments
- Adtalem diversification strategy led it to operate in the three different tiers


25%
42%
33%
• Private for profit
• Private non profit
• Public

Source: INEP data, 2016

Tuition	Market total enrollments
Premium • 7K USD to 15K USD per year • Class A or B+	0.5 M
High quality • 2K USD to 7K USD per year • Class B- or C	1.0 M
Mass market • 500 USD to 2K USD per year • Class C- or D	4.5 M


TIER 1
TIER 2
TIER 3

Source: INEP data, 2016

* Potential pool is comprised of students that 1) have a high school diploma; 2) have no higher education degree; 3) are not enrolled in a higher education program and 4) are aged up to 34 years old

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

Technology & Business

Adtalem Educacional do Brasil (ATB) operates a national footprint through four different brands

Footprint

ATB's right to win is demonstrated by its fast and relevant penetration across the country, achieved through subsequent successful **inorganic initiatives, its pricing strategy** and **a consistent brand positioning**


Wyden Institutions
Damásio Distance Learning Centers
Ibmec Institutions

+110,000 Students[1] | **380+** Programs | **17** Institutions

4 National brands | Ibmec and Damásio founded in **1970** | **5,500+** Colleagues | **23** Campus locations | **211** Centers

Brands

WYDEN

Wyden is a well-respected higher education provider that joined Adtalem Global Education in 2009. Comprised of 13 institutions distributed almost entirely in the north and northeast regions of Brazil (only Metrocamp is located in the southeast), eight of its institutions are ranked among the top three in their cities

Ibmec

Ibmec is one of the most traditional and respected higher education providers in Brazil. Mostly well-known for its business school and responsible for the first finance MBA in the country, it also offers undergraduate and graduate programs in area such as engineering, law and international relations

DAMÁSIO EDUCACIONAL

Damásio is a leading institution for law and diplomatic careers: it operates via its own four campuses along with a network of 214 distance learning centers (franchisees). Programs are delivered on-site, online and via satellite. Franchises have also become a distribution network for other ATB programs, such as online MBAs and undergraduate programs

DAMÁSIO EDUCACIONAL | UNIFAVIP

Damásio|Unifavip was launched in February 2018 **after changes in distance learning regulations. The operation is leveraged by Damásio's distribution network.** The Online market is growing fast and the network is already distributing 12 undergraduate programs across the whole country. It is using technology innovation to differentiate from competitors sjt

SJT operates in the medical test prep segment and is distributed via Damásio centers. It was acquired in November 2017, and its flagship program is devoted to students seeking their second residency. **Medical residency test prep is a large market with only 3 relevant players (SJT among them)**

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

Technology & Business

The future is promising: distance learning and premium operations are ATB's path to sustainable growth

Premium Positioning Opportunity - Ibmec SP


Ibmec

- Ibmec SP was successfully launched to deliver a premium education experience through undergraduate and graduate programs
- Focused on innovation and leadership, the school has the opportunity to establish itself as a leading institution in Brazil
- Ibmec's brand and positioning will also be used to leverage corporate solutions and partnerships

Distance Learning – Damásio|Unifavip

DAMÁSIO EDUCACIONAL

UNIFAVIP

214 learning centers
12 undergraduate programs

DL share will Outpace on Campus.
Age Profile is Shifting to Younger Adults


20%
80%
43%
57%
51%
49%
Distance learning
On campus


100%
80%
60%
40%
20%
0%
37
36
35
34
30
29
22
21
20
20
20
21
21
19
19
17
25
25
25
25
27
29
32
30
14
14
14
15
16
17
20
23
2010
2011
2012
2013
2014
2015
2016
2017E
Under 20
21 - 24
25 - 27
28 - 35
Over 35 years old

Source: BofA Merrill Lynch Global Research; Educainsights

- Damásio|Unifavip brings a differentiated and innovative approach for distance learning in Brazil, leveraging the experience of ATGE in the field, with more up-to-date programs and student experience
- Damasio|Unifavip was soft launched in January 2018 and will be deployed fully in FY19
- Distance learning is gaining acceptance by young adults, and share on total enrollments is expected to grow, given low financing and affordability in the on-site modality

©2018 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

©2018 Adtalem Global Education Inc. All rights reserved. 31 \ The Technology & Business vertical will provide superior academic experience across countries in which ATGE has a right to win; product differentiation through an integrated model will drive growth Key Growth Drivers Our Positioning Strong need for higher education  Positioned to address enrollment gaps in key countries Strong brand equity  Strong brands that operate in the 3 tiers of higher education market  Our brands differentiated from the competition by preparing our students to become professionals with a global perspective Superior academics  In Brazil, ATB institutions are ranked 1st institution in 9 of 12 cities where we compete given strong IGC¹ results Product diversification  Capability to grow in all tiers of higher education  In Brazil, launched a new online undergraduate program to be distributed through a strong franchisee network  Well - established test prep operation; recently entered medical test prep, a promising and large market Integration capabilities  Bring unique vision to different institutional brands, which demonstrates capacity to expand globally  Operate in a fully integrated model which includes brand management, admissions, student services, academics, regulatory, campus management, HR, IT and legal. Integration is normally completed within 3 - 12 months ¹IGC is the average of all programmatic CPCs (academic quality metric by the ministry of education) in the last 3 years, weighted by the number of students in each program Investment Thesis Technology & Business

32 ©2018 Adtalem Global Education Inc. All rights reserved . Medical & Healthcare Kathy Boden Holland Group President, Medical and Healthcare

©2018 Adtalem Global Education Inc. All rights reserved. 33 \ Opportunity to: • Leverage the institutions in the portfolio by launching innovative inter - professional education • Harness expertise and resources to evaluate expansion into international markets • Expand on success in the markets we currently serve Committed to delivering programs through proven and innovative instruction techniques and enhanced support designed to: • Promote strong student outcomes • Enrich the student experience • Facilitate lifelong learning Growth mind - set across all institutions within the vertical • Fully articulate vision and value proposition for each institution • Drive mid - single digit organic growth Opportunity to better leverage the “sum of our parts” Medical & Healthcare

Medical & Healthcare

Medical & Healthcare Vertical Institutions

CHAMBERLAIN UNIVERSITY

At Chamberlain, we believe if we take extraordinary care of our students, we will graduate extraordinary health professionals who will transform healthcare worldwide

- Chamberlain offers undergraduate and graduate degrees in nursing and health professions
- Chamberlain serves a diverse student population; its pre-licensure BSN program enrolls twice as many minority students as the average U.S. nursing school
- Pre-licensure nursing programs are campus-based, while post-licensure nursing and health professions programs are delivered primarily online
- Strong partnerships with healthcare systems and nursing organizations; more than 700 educational partnerships and 1,500 clinical partners
- 31,000+ students; 52,000+ alumni

American University of the Caribbean School of Medicine

AUC educates tomorrow's physicians to be enriched by global experiences, grounded in community engagement and prepared to provide patient-centered care

- Student selection emphasizes readiness, life experience, and motivation
- Students complete 20 months of medical sciences in St. Maarten, where faculty provide personalized support to enable student success
- Core clinical training is conducted in ACGME-approved or equivalent teaching sites in the U.S. and UK, with elective options in many countries
- Graduates must complete a residency to practice medicine; 84.4% attained a residency on their first attempt in 2017
- 6,000+ alumni, many providing primary care in underserved areas

ROSS UNIVERSITY SCHOOL OF MEDICINE

RUSM is an international medical school preparing graduates to enter residency programs and practice medicine, predominantly in the United States

- RUSM's Medical Doctorate program is accredited for their medical education program by the Dominica Medical Board (DMB)
- First 16-20 months of basic sciences traditionally taught in Dominica, Lesser Antilles; currently basic sciences are being taught in Knoxville, Tennessee at Lincoln Memorial University and a satellite campus in St. Kitts (international students)
- 17 tracked sites at 21 hospitals for 3rd year clinical training
- In 2017, 88% of students attained a residency on their first attempt
- 14,000+ alumni

ROSS UNIVERSITY SCHOOL OF VETERINARY MEDICINE

With a technologically advanced campus in St. Kitts, RUSVM provides a doctoral program in veterinary medicine (DVM), as well as several other post-graduate programs

- Accredited by American Veterinary Medical Association (AVMA)
- Attracts predominantly U.S. and Canadian students with growing international student body
- Integrates unique research opportunities, classroom study and hands-on clinical training
- Offers a 10 semester accelerated and flexible program, students complete seven semesters on the island of St. Kitts and three semesters at a global affiliate school, including the U.S., Canada, UK, Ireland, Australia, and New Zealand
- Large, active alumni network

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35 ©2018 Adtalem Global Education Inc. All rights reserved . Susan Groenwald PhD, RN, ANEF, FAAN President

Medical & Healthcare

Demand for Nursing Education

- Demand for registered nurses is expected to increase 15% from 2016-2026, driven by changing demographics and broadened insurance coverage; demand highest for baccalaureate-educated nurses[1]
- Overall employment of nurse practitioners is projected to grow 31% from 2016 to 2026 primarily due to an increased emphasis on preventive care and demand for healthcare services from an aging population [1]
  - Since 2010, 64% of states have revised laws that expand advanced practice registered nurses' scope to practice to the full extent of their education and training[2]
- Nurses 40 and older have become the majority of the workforce, and 500,000 are expected to retire by 2022[3]
- Entry-level BSN programs turned away over 64,000 qualified applicants in 2016[4]
  - Primary reasons for turning away applicants include lack of faculty, lack of clinical placement sites and lack of classroom space [4]


RN Age Distribution
4%
4%
33%
58%
18-25
25-39
40-64
65+

[1] Source: Bureau of Labor Statistics Occupational Outlook Handbook
[2] Source: Campaign for Action, https://campaignforaction.org/wp-content/uploads/2018/04/APRN-Practice-two-pager-4-18-1v2.pdf
[3] Source: Georgetown University Center on Education and the Workforce analysis of U.S. Census Bureau, Current Population Survey (CPS) data, 1980-2013
[4] Source: AACN Enrollments and Graduations 2016-17

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©2018 Adtalem Global Education Inc. All rights reserved. 37 \ Columbus Irving Troy Las Vegas Houston Charlotte Atlanta North Brunswick Sacramento Pearland Jacksonville Miramar Cleveland Indianapolis St. Louis Addison Chicago Tinley Phoenix Arlington New Orleans Broad Geographic Presence 21 Campus Locations in 15 States • Chamberlain has opened 8 campuses since September 2014 • New Orleans campus classes began in May 2018 Medical & Healthcare

Medical & Healthcare

Chamberlain Program Overview

Pre-licensure BSN competition is locally driven

- Governed by individual state boards of nursing and higher education boards
- Barriers to entry include clinical relationships and capital investment in physical buildings

RN to BSN market growth has slowed with low barriers to entry and increased competition

- Highly competitive – over 700+ programs nationwide and low barriers to entry
- 50% of students are enrolled in the 15 largest programs, up from 47% in 2016; 37% are among the top 5, which includes Chamberlain
- Chamberlain has cultivated a large and growing (700+ member) network of institutional partners that drives enrollment growth and enables Chamberlain to be price-competitive

Masters in Nursing (MSN) degree market continues to grow, dominated by Family Nurse Practitioner (FNP) track

- Overall MSN enrollment has grown 6% annually over four years
- National FNP enrollment has increased 10% annually since 2013
- Chamberlain's MSN program experienced a 4-year enrollment CAGR of 30%

Doctor of Nursing Practice (DNP) market is growing with a 3-year enrollment CAGR of 17%

- Chamberlain has one of the largest programs in the U.S.
- Chamberlain enrollment has grown 27% annually since 2014

Well positioned through University and College of Health Professions structure to launch additional degrees

- Masters of Public Health – launched July 2017

Chamberlain FY18 Program Enrollment


3%
28%
32%
37%
BSN
RN to BSN
MSN
DNP

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©2018 Adtalem Global Education Inc. All rights reserved. 39 \ Investment Thesis Chamberlain University is well positioned to serve the market’s continued supply/demand imbalance in nursing, as well as achieve growth through new program offerings and market expansion Key Growth Drivers Our Positioning Continued supply/ demand imbalance  Nursing projected to be the second - largest growth occupation through 2024 (BLS)  Chamberlain is well positioned across each nursing degree level and across key markets Strong brand recognition; large alumni and partnership network  Focus on quality, outcomes and student satisfaction  52,000 alumni nationwide  Partnerships with major national nursing organizations  Network of institutional partners drives enrollment growth Opportunities for new programs under Chamberlain University  Expand advanced practice nurse (APRN) offerings and other nursing programs  Masters in Public Health degree launched in July 2017  Plan to launch 1 - 2 new programs per year Campus and market expansion  21 campuses in 15 states  Rigorous approach to evaluating new markets ensures continued growth and profitability  Exploring international opportunities Innovation  Differentiate through mixed reality instruction  Offer stackable credentials through continuing education that can lead to a degree or certificate Medical & Healthcare

40 ©2018 Adtalem Global Education Inc. All rights reserved . Heidi Chumley, MD, MBA Executive Dean

©2018 Adtalem Global Education Inc. All rights reserved. 41 \ Demand for Medical Education 2030 Range Projected Total Physician Shortfall Range, 2015 – 2030 1 Total # of Applicants to US Medical Schools vs. Matriculants 2 42,231 42,268 42,741 43,919 45,266 48,014 49,480 52,549 53,042 51,680 22,986 23,617 24,093 25,018 25,503 26,691 27,355 27,850 28,605 29,451 - 10,000 20,000 30,000 40,000 50,000 60,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 MD Applicants MD Matriculants DO Matriculants • Physician demand will continue to grow faster than supply, leading to a projected shortfall of 42,600 - 121,300 physicians by 2030 1 • Demand is driven by the 55% projected growth of the population aged 65 and over; seniors have much higher per capita consumption of health care than younger populations 1 • Physician retirement behavior will affect demand;13.5% of active physicians are 65 or older, 27.2% between the ages of 55 - 64 1 • Applications for U.S. medical schools outpace number of matriculants 2 • U.S. residency positions remain available to international medical graduates (IMGs); 6,862 positions were filled by IMGs in 2018 3 US Medical & Healthcare 1 Source: IHS Market Research, March 2018. 2 Source: American Association of Medical Colleges, November 2017. 3 Source: National Resident Matching Program, April 2018. 0 20,000 40,000 60,000 80,000 100,000 120,000 2015 2020 2025 2030 42,600 121,300

Medical & Healthcare

AUC Program Overview





Implementing rapid recovery plan post Hurricane IRMA

- Most students moved back to St. Maarten for May semester; normal operation anticipated by September
- Campus is in full working order
- Crisis preparedness plan in place leveraging hurricane experience

Building an international strategy

- Addressing global supply/demand imbalance
- Recruiting more international students (Canada)
- Assessing potential for 5-6 year program to better meet international student expectations
- Exploring affiliation/partnerships and multi-campus models; knowledge from collaborative experience with UCLAN

Ongoing program improvement with strong student outcomes

- Curriculum increasingly integrated around clinical cases
- Additional academic and wellness student support
- Streamlined progression through clinical rotations

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Medical & Healthcare

Investment Thesis

As an international medical school with an established brand and strong student outcomes, **American University of the Caribbean School of Medicine** is well positioned to benefit from the continued supply/demand imbalance in medical education

Key Growth Drivers	Our Positioning
Demand for U.S. medical school still outpaces supply	• Established reputation as a top U.S. style international medical school with state-of-the-art facilities and global electives offered through Western Connecticut Health Network in multiple countries across the world • School of choice: 57% of students accepted in FY17 chose AUC, vs. 50% in FY13 • Continuing to build AUC awareness through extensive field recruitment, improved marketing and advertising, and mainstream and trade media
Rising international demand	• Focused recruiting and programing to meet expectations of international students • Exploring affiliation/partnerships and multi-campus models to serve students "where they are"
Strong student outcomes	• USMLE pass rates (2016) exceed mean for international medical students • US residency match rates exceed mean for IMGs and DOs • Primary care contributor, plus opportunity for to enter fellowship programs and sub-specialize

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44 ©2018 Adtalem Global Education Inc. All rights reserved . William Owen, MD, FACP Dean and Chancellor

©2018 Adtalem Global Education Inc. All rights reserved. 45 \ • Successfully managing educational and business continuity through main + satellite campus model – Arrangement with Lincoln Memorial University in Knoxville, TN, USA allows American students to be taught on purpose built campus in US – International students are currently taught on St. Kitts – Infrastructure on Dominica is slowly recovering • Increasing market differentiation through unique high quality instructional programs and student outcomes – Accelerating roll out of programs of student academic and behavioral support – Deploying integrated learning programs across all four years, e.g., Center for Teaching and Learning – Developing a repertoire of conjoined programs with other schools in the Medical & Healthcare vertical, e.g., MD/MPH program with Chamberlain University • Building a stronger professional presence – Increased participation in the traditional medical education community on issues of RUSM earned recognition, e.g., US National Academy of Medicine & Engineering: Growing Absence of Black Men in Medicine and Science RUSM Program Overview Medical & Healthcare

©2018 Adtalem Global Education Inc. All rights reserved. 46 \ Raising the profile of RUSM as a Caribbean - accredited medical education provider Medical & Healthcare Caribbean - accredited medical schools often face misconceptions around student preparedness, instructional quality, and postgraduate training opportunities for students Student Preparedness Although entering RUSM students having MCAT scores and GPAs lower than those who attend LCME - accredited schools, student persistence and diversity is high 1 ‘16 - ’17 Ross LCME MCAT 494 508 GPA 3.20 3.70 • RUSM student persistence increased from 92.1% to 96.7% year - over - year • 16.5% of RUSM students are under - represented minorities (black, AA, or Hispanic) vs. 10.7% for LCME - accredited schools overall 2 Academic Quality Measures of academic performance are comparable between RUSM and LCME students 3 93 94 94 91 87 85 75 80 85 90 95 100 2016 2017 Standardized Test Scores Step 1 Step 2 CS Step 2 CK 96 97 97 97 96 96 86 88 75 80 85 90 95 100 2016 2017 1 - Year Residency Placement Rate 1 https://www.aamc.org/download/321494/data/factstablea16.pdf; https://www.usmle.org/performance - data 2 https://www.aamc.org/download/321536/data/factstableb4.pdf 3 https://www.nrmp.org/wp - content/uploads/2017/06/Main - Match - Results - and - Data - 2017.pdf United States Medical Licensing Examination| Performance Data https://www.usmle.org/performance - data LCME Scores Percent Percent Pass Rate 2017 LCME 1 - Year Residency Placement : 97%

©2018 Adtalem Global Education Inc. All rights reserved. 47 \ Raising the profile of RUSM as a Caribbean - accredited medical education provider Towards nurturing social justice in health, RUSM is creating a path to expand professional opportunities for aspiring students who do not meet a prescriptive pattern for success in medical school. RUSM is better characterized as a for - profit entity of public benefit. 1 American University of the Caribbean and Ross University School of Medicine graduate mapping project. AAFP Center for Policy Studies/ AAFP. Feb. 2016. Profile of Societal Obligations of Medical Schools 1 1) Diverse student body 2) Practice primary care medicine 3) Locate their practices in low resource areas in U.S. Medical & Healthcare

Medical & Healthcare

Investment Thesis

As an international medical school with an established brand, strong student outcomes, and a uniquely robust contribution to the social mission of medical schools, **Ross University School of Medicine** is benefiting from the continued supply/demand imbalance in medical education

Key Growth Drivers	Our Positioning
Demand for slots in U.S. medical schools still outpaces their availability	• Established reputation as an international medical school with an American-based curriculum, high quality U.S. clinical experiences, and state-of-the-art facilities • Strong RUSM clinical partnerships and growing alumni base
Strong demand for US medical education and residency positions from international students	• Most alumni pursue undergraduate training and practice medicine in the U.S. • Many alumni are hired as medical staff by the hospital where they undergo postgraduate medical training
Strong student outcomes	• Student-centric faculty focus on learning outcomes • USMLE pass rates (2016) greatly exceed mean for international medical schools and rival LCME accredited schools • U.S. residency placement rates exceed mean for international medical schools and osteopathic schools and rival LCME accredited schools • Extraordinary contributor of American primary care doctors who practice in low resource areas in the U.S., especially minorities

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49 ©2018 Adtalem Global Education Inc. All rights reserved . Sean Callanan MVB, MRCVS, CertVR, PhD, DipECVP, FRCPath Dean

©2018 Adtalem Global Education Inc. All rights reserved. 50 \ 7,286 3,922 6,783 4,400 6,769 6,600 7,071 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 19 years 18 years 2,657 2,704 2,766 3,331 3,449 3,968 4,116 4,038 4,230 4,214 4,227 4,363 5,194 5,740 5,920 6,208 6,143 6,265 6,305 6,769 6,744 6,600 6,667 7,071 2.2 2.3 2.4 1.9 1.8 1.6 1.5 1.7 1.6 1.6 1.6 1.6 0.0 0.5 1.0 1.5 2.0 2.5 3.0 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Source: American Veterinary Medical Association. VMCAS = Veterinary Medical College Application Service Veterinary School Applicants VMCAS Applicants and First Year Seats Demand for Veterinary Education Observations • The global animal healthcare market is projected to grow 5.4% per year through 2025 to become a $35B industry • Graduate income has risen to ~$76k (+5%) per year, while unemployment among U.S. veterinarians is below the national average, 0.5% vs. 4.2%, a decrease from 1.5% unemployment among vets in 2015 • Demand for veterinary education continues to outstrip supply – Applicant/Seat ratio is at 1.8:1, currently a high - demand marketplace – In 2017, 9,683 candidates started vet school applications while only 7,071 (73%) submitted, meaning the pool of potential U.S. applicants is even higher Medical & Healthcare

©2018 Adtalem Global Education Inc. All rights reserved. 51 \ • State - of - the - art campus to enhance student education; developing new research and pathology building and Academic Hub • Accredited by the American Veterinary Medical Association (AVMA), the gold - standard for institutions offering veterinary degrees; Reaccreditation in process • Approximately 80 teaching faculty from 6 continents • Attraction of top - talent with experience in student experience, academic affairs and talent development • Continue to enhance the RUSVM brand RUSVM Program Overview Medical & Healthcare

Medical & Healthcare

Investment Thesis

Ross University School of Veterinary Medicine is well positioned to serve the market's continued supply/demand imbalance, as well as achieve growth through its differentiated offering and international recruiting efforts

Key Growth Drivers	Our Positioning
Continued supply/ demand imbalance for Veterinary Education	• According to the AAVMC, RUSVM has the largest number of first-year seats among all Canadian and international colleges of veterinary medicine • Strong advocate base with the RUSVM alumni network expanding to ~5% of all U.S./Canadian veterinarians in the next few years
Differentiated offering	• Strong, established brand with AVMA accreditation • Accelerated and flexible program, with a superior clinical network • International, research-active and disciplined-accredited faculty
International recruiting	• Focused recruiting efforts on highest priority markets; international location and opportunity to work with exotic animals a plus for prospective students • Depth of international clinical network a plus; opportunities exist to further expand the network • RUSVM tuition competitively priced

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53 ©2008 Adtalem Global Education Inc. All rights reserved.

54 ©2018 Adtalem Global Education Inc. All rights reserved . U.S. Traditional Postsecondary Donna Loraine, PhD President

©2018 Adtalem Global Education Inc. All rights reserved. 55 \ Carrington College Update Key Facts Footprint • Carrington’s regional footprint is supported by online capabilities • There are 19 locations in eight Western states +5 ,500 Students 22 Programs Founded in 1967 +65 ,000 Alumni Acquired in 2008 • Celebrating more than 50 years as the starting point for healthcare careers • Provides career - focused postsecondary education in the medical, dental, veterinary and nursing fields • Offers 22 programs through associate degrees, certificates and degree completion programs both online and on campus Northern CA campuses • Citrus Heights • Pleasant Hills • Sacramento • San Jose • San Leandro • Stockton Phoenix area campuses • Glendale • Mesa • Phoenix (2) Spokane, WA Portland, OR Boise, ID Reno, NV Las Vegas, NV Pomona, CA Tucson, AZ Albuquerque, NM Mesquite, TX U.S. Traditional Postsecondary

U.S. Traditional Postsecondary

Market Assessment

Allied health programs are in high demand

- According to The Association of Schools of Allied Health Professionals (ASAHP), estimates have suggested that as much as 60% of the U.S. healthcare workforce may be classified as allied health
- By 2024, the total number of jobs in all healthcare fields is projected to be more than 21.8M; according to Rush University, more than half of the U.S. healthcare workforce will be in an allied health field
- Additionally, the BLS projects six of the 12 fastest growing occupations between 2016-2026 will be in allied health – professions such as Physical Therapist Assistants, Home Health Aides and Physical Therapist Aides
- Populations in the key western markets we serve are growing; according to the U.S. Census Bureau, of the top 10 states in percentage growth from 2016 to 2017, six of those states are in Carrington markets
- Opportunity for expansion of online platform into new programmatic and state areas
- Increased student interest in short, stackable certificates
- Opportunity to develop curriculum for large healthcare organizations looking for continuing education support and workforce solutions partnerships

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©2018 Adtalem Global Education Inc. All rights reserved. 57 \ Investment Thesis Carrington College serves an important and growing allied health market, offering in - demand programs with strong student outcomes in locations with favorable market dynamics and opportunities for growth Key Growth Drivers Our Positioning Quality of programs and student outcomes  Good standing with regional and program accreditation, solid test scores and graduate employment States/Accreditors approval to expand in needed program areas  Have responded to requests in nursing and are well positioned to continue this support in current locations Broad regional footprint in diverse, attractive markets  Campuses located in growing markets, with underserved populations; additional opportunities to capture market share as a result of competitor closures and online expansion Brand recognition and consideration aligned with quality and growth, better messaging and competitive price adjustments  Newly focused marketing organization, high referral rates based on quality perception and aligned messaging New programs and deliveries  High demand new programs in planning and implementation stages; expansion of blended and online in FY18 Expanded workforce partners  Expansion of healthcare partnerships in FY18/19; key contributor to successful new programs U.S. Traditional Postsecondary

58 ©2018 Adtalem Global Education Inc. All rights reserved . Professional Education Mehul Patel Group President, Professional Education

©2018 Adtalem Global Education Inc. All rights reserved. 59 Current State: Market Overview The Professional Education Market is Vast and Highly Fragmented ATGE has the opportunity to become a market leader through targeted expansion of offerings and geographies Accounting/ Finance GRC Healthcare Information Technology Business Services Engineering/ Technology Membership/ Conferences Licensure/ Certification Professional Development/ Continuing Ed Skills Training Solutions Key Professional Education Segments Type of Professional Education Professional Education

©2018 Adtalem Global Education Inc. All rights reserved. 60 Future State Vision for the Vertical • To be the preferred learning partner for aspiring professionals and the professions they serve: – Leadership through diversified offerings across industry clusters globally – Excellence through highly - effective, deeply - engaging and industry - endorsed learning interventions that help customers achieve and maintain professional and career outcomes – Relevance through thought leadership and demonstrated ability to impact industries and communities • Characteristics of “ideal” professions for Professional Education vertical: – Requirement for Licensure/certification – Intrinsic demand for lifelong learning through sub - credentialing and continuing education – Categorical need for reskilling/upskilling due to market evolution/disruptions – High - stakes governance, risk - management and compliance (GRC) requirements – Emerging technologies, innovations and sciences What We Will Be What Success Looks Like • We will have the best outcomes (and be known for it) • We will be viewed as trusted experts, thought leaders and influencers in all markets/professions that we serve • We will be a significant contributor to overall Adtalem enterprise value Professional Education

©2018 Adtalem Global Education Inc. All rights reserved. 61 Markets & Areas of Opportunity Meaningful Expansion Into New Industries/Categories is Core to Growth Strategy Expansion opportunities evaluated across a spectrum of criteria Market Opportunity Customer Product • High stake exams, licensure, certification, continuing education requirements • Supply/demand mismatch or “white space” potential • Industries going through churn or innovative change; up - and - coming categories with sizeable future markets • Potential alignment with current Adtalem markets, but not mandatory • Strong stand - alone businesses with solid fundamentals • Potential to leverage best practices and capabilities for full synergy potential • Potential cross - sell opportunities with current Adtalem portfolio • Achieve Adtalem’s EBITDA margin and ROIC objectives • Professionals seeking new licensure/certification, upskill or re - credential • Balance of B2B and B2C sales/revenue opportunities • Privately funded through individual payor or corporate sponsorship • Ability to differentiate • Demonstrable outcomes • Scalable/asset - light solutions • Online/digital delivery • Recurring revenue streams • Global potential Professional Education

Business Overview and Growth Strategies
Professional Education

Our Professional Education vertical today is comprised of three institutions that collectively provide global reach

BECKER PROFESSIONAL EDUCATION

Becker currently serves three business verticals: Accounting CPA, Accounting CPE, and Healthcare; Becker is a market leader in CPA exam review, with a global presence in more than 50 countries

Focus Areas:

- Enhance CPA product differentiation and value proposition
- Grow CPE sales through wider offerings/distribution
- Expand Healthcare with new USMLE partnerships and self-study offerings; launch NCLEX product
- Expand online seminars/webinars on timely/relevant topics

ACAMS®

ACAMS is the largest international membership organization dedicated to financial crime prevention, offering membership, certification, conferences, and training globally with offices in Miami, London and Hong Kong

Focus Areas:

- Continue expansion in international markets and strengthen U.S. presence
- Optimize product portfolio with enhanced/new offerings
- Grow presence within GRC (governance, risk, and compliance) category
- Continue to demonstrate deep industry expertise and thought leadership

EDU PRISTINE

EduPristine is an India-based training provider for international certifications in Finance (CFA®, FRM® and PRM®), Accounting (CPA and CMA), Analytics (Business Analytics, Big Data and Hadoop), and Medical (USMLE) and is a distribution channel for Becker products

Focus Areas:

- Strengthen product portfolio and outcomes
- Enhance marketing capabilities and grow brand awareness
- Implement business process improvements to enhance operational efficiency and effectiveness
- Expand product and distribution partnerships

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©2018 Adtalem Global Education Inc. All rights reserved. 63 \ Adtalem Professional Education will be a significant contributor to overall growth in enterprise value through expansion of non - degreed education offerings globally and delivery of superior outcomes Key Growth Drivers Our Positioning Focused strategy • Targeted growth based on demand - driven markets with licensure/certification, continuing education requirements, and industries going through churn or innovative change • Industry leadership through comprehensive product offerings, superior outcomes, and dynamic learning experiences collectively resulting in market - leading value propositions Efficient business model  Economically efficient offerings that are globally scalable, asset - light and technology - enabled  Revenue diversification through non - Title IV offering across B2B and B2C channels  Recurring revenue through lifelong learning products (e.g. continuing education) and extended sales opportunities (e.g. events and certifications) Platform for growth • Established market leadership in existing verticals • Continued expansion in ACAMS internationally and overall GRC market • Inorganic investments to broaden/strengthen vertical offerings • Ability to leverage existing Adtalem verticals for cross - sell opportunities Professional Education Investment Thesis

64 ©2018 Adtalem Global Education Inc. All rights reserved . Marketing Overview Fernando Lau Chief Marketing Officer

©2018 Adtalem Global Education Inc. All rights reserved. 65 \ Adtalem Global Education brand portfolio Marketing Overview

©2018 Adtalem Global Education Inc. All rights reserved. 66 \ Adtalem Global Education brand portfolio Marketing Overview Medical & Healthcare Professional Education Technology & Business

Marketing Overview

In FY18, we introduced a Marketing Center of Excellence focused on three strategic pillars

Digital

- Build enterprise-wide marketing framework and capabilities
- Capture and implement learnings from different verticals and geographies
- Leverage media buying power
- Create a unique global digital platform (MarTech)

Analytics

- Transform ATGE into a real data-driven organization
- Create common metrics and dashboards
- Monitor competitor activity and develop price elasticity models
- Implement continuous brand tracker, focus groups and student satisfaction surveys (NPS)

Branding

- Develop compelling Brand Value Proposition
- Amplify the message to drive brand relevance and consideration
- Identify key drivers of student satisfaction and design a customer experience that leads to improved outcomes

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ADTALEM GLOBAL EDUCATION

Marketing Overview

A first priority was simplifying the organizational structure and identifying synergistic opportunities to support sustained growth

Key Operational/Organizational Activities

- Institution and team marketing assessments
- Budget analysis and synergy identification
- Implementation of the Marketing Operating Model and DCoE
- Consolidation of vendors and services
- Standardization of Brand Tracker and NPS metrics
- Goal sharing/common talent assessment
- Right-size investments and resources

Select Accomplishments

Reduced number of vendors and platforms from 52 to 10, generating $4M in annual savings


Media Agencies
6
2
Marketing IT Platforms
13
5
Printing / Fulfillment
33
3
ADTALEM
52
10
Annual Cost Savings $4M

Helped to increase the number of inquiries for RUSVM (+56%) and AUC (+25%)


RUSVM
AUC
Actual
PY

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69 Closing Remarks Q&A ©2018 Adtalem Global Education Inc. All rights reserved . Patrick Unzicker Chief Financial Officer Lisa Wardell President and Chief Executive Officer

70 Appendix ©2018 Adtalem Global Education Inc. All rights reserved .

Appendix

Non-GAAP Financial Information

The following table reconciles Adtalem Global Education's ("Adtalem") operating income as reported under U.S. Generally Accepted Accounting Principles ("GAAP") to the non-GAAP measure of Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"). Earnings are defined as Operating Income (Loss) from Continuing Operations excluding Special Items. Management believes that this non-GAAP disclosure provides investors with useful supplemental information regarding the underlying business trends and performance of Adtalem's ongoing operations and is useful for period-over-period comparisons of such operations given the nature of the special items. Adtalem uses this supplemental financial measure internally in its assessment of the performance of its portfolio of investments. This non-GAAP financial measure should be viewed in addition to, and not as a substitute for, Adtalem's reported results prepared in accordance with GAAP.

	Medical & Healthcare		Professional Education		Technology & Business		U.S. Traditional Postsecondary	
	2013	2017	2013	2017	2013	2017	2013	2017
Operating Income (Loss) from Continuing Operations[1]	$147M	$187M	$35M	$20M	$12M	$36M	$(93)M	$(12)M
Special Items Expense (Gain)[2]	$1M	$3M	$(4)M	-	-	-	$62M	$5M
Operating Income (Loss) from Continuing Operations excluding Special Items	$148M	$190M	$31M	$20M	$12M	$36M	$(31)M	$(7)M
Depreciation and Amortization	$22M	$26M	$3M	$8M	$6M	$13M	$9M	$5M
EBITDA	$170M	$216M	$34M	$28M	$18M	$49M	$(22)M	$(2)M

1) Reflects segment reporting change in Q3FY17 moving Carrington College from Medical & Healthcare to U.S. Traditional Postsecondary
2) Includes restructuring expense (Medical & Healthcare, Professional Education, and U.S. Traditional Postsecondary in fiscal year 2013, and Medical & Healthcare and U.S. Traditional Postsecondary in fiscal year 2017), asset impairment charge (U.S. Traditional Postsecondary in fiscal year 2013) and earn-out accrual adjustment (Professional Education in fiscal year 2013)

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